UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2017

ASB BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina (State or other jurisdiction of incorporation or organization)	001-35279 (Commission File Number)	45-2463413 (IRS Employer Identification No.)

11 Church Street, Asheville, North Carolina 28801

(Address of principal executive offices) (Zip Code)

(828) 254-7411

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       A special meeting of shareholders of ASB Bancorp, Inc. (the “Company”) was held on September 19, 2017. As of the July 19, 2017 record date, there were 3,788,025 shares of common stock outstanding, all of which were entitled to vote. There were 2,994,438 shares present in person or by proxy.

(b)       The final vote results for each of the matters submitted to a vote of shareholders at the special meeting were as follows:

1.	The shareholders approved the Agreement and Plan of Merger and Reorganization, dated as of May 1, 2017, by and between ASB Bancorp, Inc. and First Bancorp, under which ASB Bancorp, Inc. will merge with and into First Bancorp, as more particularly described in the Proxy Statement/Prospectus by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,955,211	29,426	9,801	Not applicable

2.	The shareholders approved, on a non-binding advisory basis, the compensation that certain executive officers of ASB Bancorp, Inc. will receive under existing agreements or arrangements with ASB Bancorp, Inc. in connection with the merger by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,826,056	142,782	25,600	Not applicable

3.	The shareholders approved the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies to approve the merger agreement by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,818,893	139,806	35,739	Not applicable

The Company did not propose adjournment of the special meeting as there were sufficient votes to approve the merger agreement.

(c)       Not applicable.

(d)       Not applicable.

Item 8.01	Other Events.

On September 19, 2017, the Company issued a press release announcing that the Company’s shareholders voted to approve the Agreement and Plan of Merger and Reorganization and that the Company and First Bancorp have received approval for the merger from the North Carolina Commissioner of Banks and from the Board of Governors of the Federal Reserve System. The merger is expected to close on October 1, 2017.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated September 19, 2017

Caution Regarding Forward-Looking Statements

This Form 8-K, in particular statements regarding the proposed transaction between the Company and First Bancorp, the expected timetable for completing the transaction, and any other statements about the Company or First Bancorp managements’ future expectations, beliefs, goals, plans or prospects, includes forward-looking statements that are based on certain beliefs and assumptions and reflect the current expectations of the Company, First Bancorp, and their respective management. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes,” “anticipates,” “expects,” “continues,” “predict,” “potential,” “contemplates,” “may,” “will,” “likely,” “could,” “should,” “estimates,” “intends,” “plans” and other similar expressions are forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements, and you should not place undue reliance on these statements. Some of the factors that could cause actual results to differ materially from current expectations are: the ability to consummate the proposed transaction; any conditions imposed on the parties in connection with the consummation of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement relating to the proposed transaction; the Company’s ability to maintain relationships with employees and third parties following announcement of the proposed transaction; the ability of the parties to satisfy the conditions to the closing of the proposed transaction; the risk that the proposed transaction may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ASB BANCORP, INC.

Date: September 19, 2017	By:	/s/ Suzanne S. DeFerie
Suzanne S. DeFerie
President and Chief Executive Officer